

Windtree Therapeutics

Company Overview

April 20, 2022

(NASDAQ: WINT)

WINDTREE THERAPEUTICS™

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things, include statements about the Company's clinical development programs, business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development activities, or otherwise as to future events. The forward-looking statements provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including such terms as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "will," "should," "could," "targets," "projects," "contemplates," "predicts," "potential" or "continues" or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. We intend that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. These risks and uncertainties are further described in the Company's periodic filings with the Securities and Exchange Commission ("SEC"), including the most recent reports on Form 10-K, Form 10-Q and Form 8-K, and any amendments thereto ("Company Filings"). Moreover, we operate in an evolving environment. New risks and uncertainties may emerge from time to time, and it is not possible for management to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Under no circumstances shall this presentation be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader should refer to the Company Filings for a fuller discussion of the matters presented here.

Windtree Therapeutics Highlights

- Biopharmaceutical company with **advanced clinical programs** spanning cardiovascular and respiratory disease states (NASDAQ: WINT)
- Clinical programs focused on **significant markets with high unmet needs and with supportive regulatory paths**:
  - One clinical program received both Fast Track and Orphan Drug designations; another clinical program received Fast Track designation with potential for Breakthrough designation
- **Positive Phase 2 study with istaroxime in early cardiogenic shock (ECS)** which can be a catalyst for the company; plan to meet with regulatory agencies in order to further define a potential development path to approval
- **Highly experienced** management team and company leadership

Windtree Therapeutics Pipeline

	Lead Products	Phase of Development	Next Milestone
FDA Fast Track Designation	**Istaroxime** (Acute Heart Failure)	Phase 2b	▪ Study start up ongoing for second Phase 2b clinical trial in ~300 patients targeted to start once clinical trial operations are fully funded
Potential for Breakthrough Designation	**Istaroxime** (Early Cardiogenic Shock)	Phase 2	▪ Positive Phase 2 study ▪ Windtree plans to meet with regulatory agencies to further define a potential development path to approval
	Oral SERCA2a Activators (Chronic HF; potentially HFpEF)	Preclinical	▪ Chronic and Acute Heart Failure ▪ Target for collaboration/partnership
FDA, EMA Orphan Drug for RDS	**KL4 Surfactant – COVID 19** (COVID 19 Pilot; Possible invasive Tx for RDS in neonates)	Phase 2	▪ Study completed; Results presented March 2022
FDA Fast Track Designation, Orphan Drug	**AEROSURF** (KL4 surfactant Drug/Device Tx for RDS)	Phase 2b	▪ Respiratory Distress Syndrome (RDS) development to be funded and executed by licensee
	Rostafuroxin (Genetically Associated HTN)	Phase 2b	▪ Out-licensing opportunity

Strategy for Value Creation

Planned Milestones


2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Clinical Milestones
Early Cardiogenic Shock (ECS) Study
Istaroxime Cardiogenic Shock
Results Announced
Meet w/ FDA; study start up
Early Cardiogenic Shock Registration Study*
ECS Extension Study
Istaroxime Heart Failure
Acute Heart Failure Study (transition to Phase 3)**
~18 months to execute; EOP2 Mtg into Ph3, potential partnering
Oral SERCA2a Activator Heart Failure Agents; Pre-Clinical Development
KL4 Surfactant
COVID-19 Lung Injury Study
Results Announced
RDS Development (paid and executed by partner)
Corporate Milestones
SERCA2a & CV deal process
Rosta deal process

WINDTREE THERAPEUTICS

*study initiation pending positive data, regulatory input and adequate funding

**study initiation pending adequate funding

Istaroxime

Dual Mechanism
SERCA2a Activator

Acute Heart Failure and Early Cardiogenic Shock



Heart Failure – Large, Growing Market But Underserved

The prevalence and mortality of heart failure is high and increasing

- 6M U.S., 20M+ worldwide patients
- #1 cause of U.S. hospitalization in patients > 65 years old;
  - > 1.3M admissions annually (U.S.) ~1.5M admissions annually (E.U.)
- In-patient mortality up to 7%; 30-day mortality can exceed 10%
- Most expensive of the Medicare diagnoses; U.S. hospitals >$18B annually
- There has not been meaningful new pharmacologic advancements in acute heart failure for decades

Lack of therapeutic advances led the FDA to issue new Heart Failure Guidance in July 2019 for greater development flexibility in acceptable endpoints, specifically acknowledging mortality is not required



Sources: American Heart Association; DRG Data

Acute Heart Failure – Significant Unmet Clinical Need





- **Clinical objectives for AHF patient management include:**
  - Relieve pulmonary congestion and general edema (e.g., "dry out") with IV diuretics
  - Improve cardiac function and peripheral/organ perfusion
  - Achieve stable, fully compensated clinical state
  - Transition to oral, outpatient medicines (for chronic management of heart failure)

- **Current approaches to acutely improve cardiac function are associated with unwanted effects**:
  - Heart rhythm disturbances
  - Increased heart rate and myocardial oxygen demand
  - Decreased blood pressure
  - Potential damage to the heart muscle
  - Worsening renal function
  - Mortality

- **Patients with low blood pressure (SBP) and peripheral hypoperfusion are high risk**, challenging patients who are also **generally resistant to diuretic therapy and often discharged in a sub-optimal state**

1) ADHERE Registry, n=48,567; JAMA 2006
2) European Journal of Heart Failure; Voors, PRE-RELAX AHF Study; 2011; 13

Istaroxime – Novel First-in-Class Therapy

Novel intravenous agent designed to **improve systolic contraction** and **diastolic relaxation of the heart**

Dual Mechanism of Action

Istaroxime

1. Inhibition of the sodium-potassium pump and effects on the sodium-calcium exchanger results in increased contraction

2. Stimulation of SERCA2a activity enhances calcium reuptake resulting in improvement of the diastolic relaxation (greater fill volume) and subsequent contraction cycle

Impact on both systolic and diastolic dysfunction


Istaroxime
SERCA
PLB
Sarcoplasmic Reticulum
Cytoplasm
Plasma membrane of cardiomyocyte

WINDTREE THERAPEUTICS

Istaroxime AHF Phase 2a & 2b Studies – Summary

Multicenter, double blind, placebo-controlled, parallel group in 240 patients

Phase 2a	**n=120** ADHF Patients	Dosing= **0.5, 1, 1.5** µg/kg/min	**6 hour** Infusion	• Primary: PCWP significantly improved • Stroke Vol & SBP – significant increase • Heart Rate (HR) - lowered
Phase 2b	**n=120** ADHF Patients (dyspnea plus need for IV furosemide ≥ 40mg)	Dosing= **0.5, 1.0** µg/kg/min	**24 hour** Infusion	• Primary: E/e' (echocardiographic assessment of PCWP) was significantly improved by both doses • Heart rate decreased and stroke volume increased • Istaroxime maintained / increased systolic blood pressure • Renal function tended to improve • No evidence for increased risk of arrhythmia or increases in troponin • Generally well tolerated (nausea and infusion site discomfort were most common AEs)

Positive Phase 2 trial results demonstrated improved cardiac function without unwanted side effects of existing therapies

WINDTREE THERAPEUTICS

Primary Endpoint Achieved

Significant Changes in E/e' Ratio[1] and Stroke Volume

Istaroxime 0.5 µg/kg/min vs. placebo | **Istaroxime 1.0 µg/kg/min vs. placebo**

E/e'



2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
E/e' Ratio
Infusion period
*
* p-value = 0.029
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min



2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
E/e' Ratio
Infusion period
* p-values ≤ 0.034
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min

Stroke Volume



8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
SVI (ml/beat/m2)
*
Infusion period
* p-value = 0.031
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min



8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
SVI (ml/beat/m2)
*
Infusion period
* p-value = 0.009
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min

WINDTREE THERAPEUTICS

1) E/e' echocardiographic assessment of PCWP; Note: Data shown as means and standard errors

Systolic Blood Pressure Increased During Treatment and Renal Function Tended to Improve

Istaroxime 0.5 µg/kg/min vs. placebo

Istaroxime 1.0 µg/kg/min vs. placebo



Change in SBP (mmHg)
12
9
6
3
0
-3
-6
-9
*
Infusion period
Baseline
6 hours
24 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min

Systolic Blood Pressure (SBP)



Change in SBP (mmHg)
12
9
6
3
0
-3
-6
-9
**
*
**
Infusion period
* p-value = 0.011, ** p-values ≤ 0.006
Baseline
6 hours
24 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min



eGFR (mL/min/m2)
20
15
10
5
0
-5
-10
-15
-20
Infusion period
Baseline
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min

GFR (Renal Function)



eGFR (mL/min/m2)
20
15
10
5
0
-5
-10
-15
-20
*
Infusion period
* p-value = 0.044
Baseline
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

WINDTREE THERAPEUTICS

Data shown as means and standard errors

Heart Rate Decreased and No Increases in Cardiac Troponins

Heart Rate

Istaroxime 0.5 µg/kg/min vs. placebo



Change in Heart Rate (bpm)
9
6
3
0
-3
-6
-9
-12
-15
Infusion period
*
* p-value = 0.014
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min

Istaroxime 1.0 µg/kg/min vs. placebo



9
6
3
0
-3
-6
-9
-12
-15
Infusion period
*
**
**
**
**
* p-value = 0.011,
** p-values ≤ 0.005
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

Cardiac TnT (Myocardial Damage)

cTnT – 0 to 24 hours



50
45
40
35
30
25
20
0
3
6
9
12
15
18
21
24

cTnT – 24 to 72 hours



50
45
40
35
30
25
20
24
36
48
60
72

WINDTREE THERAPEUTICS

Favorable Profile Observed with 24-hour Holter Monitoring


Clinically Significant Arrhythmias
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
2.4%
10.5%
2.4%
10.5%
2.4%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min


Clinically Significant Arrhythmias
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.0%
10.0%
20.0%
10.0%
20.0%
12.5%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min


Ventricular Tachycardia
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
47.4%
43.9%
47.4%
46.3%
42.1%
31.7%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min


Ventricular Tachycardia
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
40.0%
50.0%
60.0%
60.0%
60.0%
50.0%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

WINDTREE THERAPEUTICS

PVCs (n°/24 hours) shown as median, ventricular tachycardia and clinically significant arrhythmias shown as percentage of patients

Istaroxime – Acute Heart Failure
Next Steps

Objective: Optimize therapy and employ study enrichment strategies to create strong Phase 3 and partnership position

Execute an additional study designed to complete Phase 2 and inform Phase 3

- 300 patients, 60 centers globally*

Enrich therapeutic impact by **leveraging characteristics in target population** whose needs match the unique attributes of istaroxime: **patients with low blood pressure and/or diuretic resistance**

Increase infusion time to >24 hours in pursuit of dose optimization

- Executing FDA required 14-day dog toxicology study to support longer dosing

Primary endpoint will again be E/e', but also **obtain data on measures that will inform Phase 3 design and pivotal endpoint**

Study start up underway with initiation pending adequate funding;
~18 months to execute

* Estimates

Istaroxime

Early Cardiogenic Shock

Additional potential indication in active clinical development



Cardiogenic Shock



Cardiogenic shock is a **severe presentation of heart failure** characterized by **very low blood pressure and hypoperfusion** accompanied by high PCWP and decreased urine output

- Caused by severe impairment of cardiac function that results in diminished cardiac output, end-organ hypoperfusion and hypoxemia
- Commonly requires pharmacological or mechanical intervention to increase SBP to >90mmHg and improve tissue perfusion
- High in-hospital mortality (~30-40%) and substantial morbidity in survivors[1]
- Represents an approximate $1.25B total market potential[2]

WINDTREE THERAPEUTICS

1) Kolte D, American Heart Association; 2014 Jan 13
2) Estimates from claims data and epi data September 2021, multiplied by assumed various regional prices

Early Cardiogenic Shock Treatment

Istaroxime Potential Opportunity to Address Significant Unmet Need

- **No satisfactory pharmacological intervention to reverse the conditions**
  - Available therapies have unwanted side effects such as risk for arrhythmias, decreasing blood pressure, renal dysfunction and even increases in mortality that limit their usefulness and position them as "rescue medicines" for severe cases
- **A therapy that can be used earlier to rapidly improve blood pressure and cardiac function without unwanted side effects is needed**

Market Research[1]

100 U.S. Cardiologists** questioned on degree of **unmet need for new innovative pharmacologic treatments for ECS

Clinical Cardiologists Treaters



1
99
Highly Needed
Low Need

84% of the cardiologists responded they would be likely to extremely likely to use istaroxime for early cardiogenic shock patients

Majority responded they would position utilization before use of other existing classes of therapies such as inotropes and vasopressors

1) Market research conducted by Sermo, a leading provider of realtime physician insights

Early Cardiogenic Shock Treatment

Istaroxime Potential Opportunity for Accelerated Pathway

FDA Regulatory Commentary with Break-Through Therapy Designation Potential

Sponsors are potentially **not required to show benefit other than an increase in blood pressure to support approval of drugs to treat hypotension in the setting of shock**[1] (Precedent: NDA for Giapreza® (IV Angiotensin II), approved in 2017 for increasing MAP in distributive shock – a different type of shock, not a competitor to istaroxime in early cardiogenic shock)[2]

Precedent indicates potential accelerated regulatory pathway and review opportunities

Potential for a complementary program that may have a scale which is faster and less expensive than the fundamental, larger AHF development program

1) Kosaraju A, Hai O. Cardiogenic Shock. [Updated 2019 Jan 25]. In: https://www.ncbi.nlm.nih.gov/books/NBK482255/ CSRC Think Tank - July 24, 2019
2) Senatore et al., Am J Cardiovasc Drugs, February 2019, Volume 19, Issue 1, pp 11–20 (https://doi.org/10.1007/s40256-018-0297-9)

Changes in SBP – Phase 2a and 2b Dose Groups

Istaroxime Has Potential to Improve Blood Pressure and Organ Perfusion



SBP Mean Change ± SE (mmHg)
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2a Study
2b Study
2a Study
2b Study
2a Study
0.5 µg/kg/min
1.0 µg/kg/min
1.5 µg/kg/min
Study/Dose
6 Hours
24 Hours

Mean SBP at Baseline ~112 mmHg

SEISMiC Early Cardiogenic Shock Study

Early cardiogenic shock study:

Clinical strategy: Start development with patients in early cardiogenic shock caused by severe heart failure

60 patients in early cardiogenic shock (SBP 75-90mmHg) with AHF in the EU and US

Study drug was infused for 24 hours in a 1:1 randomization to placebo or istaroxime. Two istaroxime doses were evaluated, 1.5µg/kg/min in the first group and 1.0 µg/kg/min in the next group.

Both dose groups were combined for analysis and compared to placebo.
Primary endpoint was SBP AUC at 6 hours
Secondary measures included: SBP profile at 24 hours, echocardiology measures associated systolic and diastolic cardiac function, renal function, various safety and tolerability measures



Topline Study Results

SEISMiC was a Positive Study
in SCAI Stage B Early Cardiogenic Shock Patients

- The study met its primary endpoint in SBP profile over six hours, with the istaroxime treated group performing significantly better compared to the control group.

- Further details of study results are planned to be presented at a "late-breaker" session at the European Society of Cardiology (ESC) Heart Failure meeting held May 21-24, 2022.

SEISMiC Extension Study (amendment to the ECS study)

Following the positive results in the early cardiogenic shock study, an extension study is planned to support ongoing development in early cardiogenic shock and acute heart failure

Study objectives:

- ✓ Advance the characterization of the physiology associated with longer istaroxime dosing as well as evaluate a dose titration
- ✓ More fully illuminate the effects and potential benefits associated with SERCA2a activation
- ✓ Support our regulatory strategy for istaroxime

Study design:

- Double-blind, placebo controlled in ~21 patients (2:1 randomization) with SBP between 75-115mmHg conducted in sites in the US, Europe and LATAM
- 48-hour infusions of 1.0μg/kg/min titrated down, or not, versus control
- Various physiologic measures associated with cardiac function, blood pressure and safety

SEISMiC Trial –
Relevance to the Acute Heart Failure (AHF) Program

- The early cardiogenic shock trial results are consistent with Windtree's Phase 2 AHF studies and complementary to further advancement in AHF.
- While SEISMiC was an early cardiogenic shock study, because the patients studied had very severe AHF, the study provided valuable insight into treating these more severe patients.
- As an acute cardiac treatment:
  Istaroxime has the potential to effectively treat patients without reducing SBP and without other common side effects of currently available agents



WINDTREE THERAPEUTICS

Next Steps for Early Cardiogenic Shock and the Year Ahead for Windtree

- Plan to present more data from SEISMiC at the European Society of Cardiology (ESC) Heart Failure Meeting in May of 2022 and publish the trial results
- Start the Extension Study to further optimize the dosing regimen for the early cardiogenic shock and AHF programs and to more fully illuminate the effects and potential benefits associated with SERCA2a activation
- Engage with regulatory authorities in order to further define a potential development path to approval for cardiogenic shock
- With adequate resourcing, start the next AHF trial in late 2022
- Engage in business development activities

Next Generation, Oral SERCA2a Activators

Acute and Chronic Heart Failure Platform

The Company also has pre-clinical programs on product candidates including:

Selective SERCA2a Activators

- **Oral & i.v.** therapies for chronic heart failure (CHF) and AHF
- Attractive approach for **heart failure with preserved ejection fraction (HFpEF)**

Dual Mechanism, (SERCA2a & Na+/K+) Compounds

- "**Next generation istaroxime**" as oral/i.v. for **in-patient acute and out-patient chronic use**

These next generation agents help form complete chronic and acute heart failure treatment portfolio for both licensing/partnership and potential commercialization

Lyo Lucinactant

Synthetic KL4 Surfactant

Lung Injury in COVID-19 Patients



COVID-19 and ARDS Have Significant Negative Impact on Surfactant-Related Lung Function



Uses angiotensin-converting enzyme 2 (ACE2) for entry into host cells



ACE2 is surface molecule on alveolar Type 2 lung cells – the source of surfactant



Surfactant is necessary for lungs to stay inflated and for proper gas exchange; Type 2 cell damage results in impaired surfactant production



Increased likelihood of mechanical ventilation

- COVID-19 infection can cause serious lung injury resulting in acute respiratory distress syndrome (ARDS) – condition with high mortality and no approved drug therapies, where **surfactant abnormalities** are an important factor
- Recent publications suggest that **lung fibrosis** and severe **interstitial changes** occur in COVID-19 patients who developed ARDS [1, 2, 3]
  - Changes resemble those seen in **premature infants** who are initially ventilated due to RDS and later develop bronchopulmonary dysplasia (BPD)
- **KL4 surfactant** significantly reduced mortality in a pre-clinical study of highly pathogenic avian (H5N1) influenza



100
80
60
40
20
0
Percent Survival (%)
AVD
KL4
WFI
0
2
4
6
8
10
12
14
Days of Study

KL4 = aerosolize KL4 surfactant, WFI = aerosolized water (control), AVD = aerosolized KL4 surfactant + antiviral

1) Bernheim, A., X. Mei, et al. (2020). "Chest CT Findings in Coronavirus Disease-19 (COVID-19): Relationship to Duration of Infection." Radiology: 200463.
2) Hosseiny, M., S. Kooraki, et al. (2020). "Radiology Perspective of Coronavirus Disease 2019 (COVID-19): Lessons From Severe Acute Respiratory Syndrome and Middle East Respiratory Syndrome." American Journal of Roentgenology: 1-5.
3) Song, F., N. Shi, et al. (0). "Emerging 2019 Novel Coronavirus (2019-nCoV) Pneumonia10.1148/radiol.2020200274." Radiology 0(0): 200274

Phase 2 study of Lucinactant (KL4 Surfactant) for Treatment of COVID-19 ARDS

Objective: Demonstrate safe and tolerable surfactant administration and changes in physiological parameters in COVID-19-associated lung injury and ARDS

- Open-label, single arm study in 20 patients from sites in US and Latin America
- Dosing through the endotracheal tube, target 80 mg TPL/kg; repeat dosing based on improvement in oxygenation
- Outcome measures include:
  - Safety and tolerability of both drug and its administration
  - Physiologic response: Oxygenation Index (OI)

Results

✓ Generally safe and well tolerated and could be safely administered to critically ill, mechanically ventilated patients with severe COVID-19 ARDS

✓ Oxygenation and other physiological outcomes were generally stable or improved

✓ The results in this study support the feasibility of this approach to develop a potential treatment for critically ill patients with ARDS due to COVID-19 and other causes

Seek non-dilutive partnership funding to advance KL4 platform

AEROSURF

Synthetic KL4 Surfactant with Proprietary Aerosol Delivery System

Respiratory Distress Syndrome (RDS)





Respiratory Distress Syndrome (RDS)
Current Treatment Pathways

- Surfactant helps keep lungs open between breaths and gas exchange
- Premature infants experience respiratory distress syndrome ("RDS") due to lungs lacking endogenous surfactant
- Physicians must choose between invasive surfactant delivery with known, significant complications or non-invasive nasal continuous positive airway pressure (nCPAP) alone (that often fails without surfactant)







	AEROSURF	Current Treatment	
	Non-Invasive Synthetic Surfactant	**Invasive Surfactant (~40%)**	**nCPAP Only (~60%)**
Surfactant	▪ Proprietary Synthetic KL4 surfactant[1]: – Structurally similar to human lung surfactant	▪ Animal derived	▪ None
Method of Delivery	▪ Proprietary aerosol delivery system (ADS) with nCPAP	▪ Intubation usually in combination with mechanical ventilation	▪ Nasal prongs
The AEROSURF Difference	**▪ Timely surfactant therapy delivered non-invasively to avoid potential complications** **▪ Improves respiratory parameters** **▪ Potential for decreased nCPAP failures and decreased need for invasive intubation and decreased rates of bronchopulmonary dysplasia (BPD)**	**▪ Timely therapy, but exposure to known significant complications associated with invasive intubation**	**▪ Avoid exposure to significant complications** **▪ Foregoing surfactant treatment results in notable nCPAP failure rate and intubations**

1) Liquid KL4 surfactant for RDS approved by the FDA. Lyophilized KL4 currently being developed for AEROSURF

AEROSURF® – Potential to Impact the Clinical Course of RDS

Building Evidence From Nearly 400 Patients Studied


Noninvasive RDS treatment
Improved Respiratory Parameters
Decreased Rate of nCPAP Failures
Less Intubation and Respiratory Support Required
Reduced Rates and Severity of BPD
Long-Term Outcomes
Study results show evidence of potential impact on clinical course of RDS and respiratory health of preterm infants

WINDTREE THERAPEUTICS

AEROSURF® Program Evolution and Strategy

Mitigating Risks and Strengthening Our Approach

Program Evolution

✓ Transitioned to the newly-developed ADS

✓ Demonstrated efficacy in reducing nCPAP failure, need for intubation and BPD with a generally positive safety profile

✓ Completed three Phase 2a and 2b trials

Program Strategy

1. Execute small (n=~80 - 90) Bridging Study to transition to EOP2/Phase 3:
   - Demonstrate that new ADS works and supplement Phase 2 data
   - Optimize dosing with more drug and shorter repeat intervals
2. Leverage partnership with Lee's to execute in Asia (the largest market) and fund the above study in non-dilutive manner
   - May allow Windtree to do more investment across adult applications (i.e. lung injury, acute cardiovascular programs)
3. Continue business development for potential additional partnerships and licensing ex-Asia

WINDTREE THERAPEUTICS

Financial Summary & Capitalization as of December 31, 2021

- Cash & Equivalents of ~$22.3 million

Securities	Common Equivalents as of March 30, 2022
Common Stock	28,469,274
Options (WAEP $8.02)	4,183,033
Restricted Stock Units	549,000
Warrants (WAEP $9.43)	16,628,802
Fully Diluted Equivalents	49,830,109

Strategy for Value Generation

- **Communicate Our Milestones**: Share the results from our late-stage clinical programs for achievement of milestones and news flow that may be growth catalysts - set new milestones for the future
- **Transactions**:
  - Secure focused BD transactions for deal revenue and non-dilutive financial support of clinical development
  - Progress heart failure platform to an attractive and valuable position for global partnership (while retaining US co-promotion rights)
- **Optimization**: Bring in new, well-suited development opportunities and transactions

www.windtreetx.com

Windtree Therapeutics



"Striving to Deliver Hope for a Lifetime!"

Appendix

Acute Heart Failure

Significant Healthcare Issue with Significant Unmet Clinical Need

- **Patients with low blood pressure (SBP) and peripheral hypoperfusion are high risk,** challenging patients. These patients are also **generally resistant to diuretic therapy and often discharged in a sub-optimal state**
  - Low SBP in-patient mortality approximately two-fold greater than normal/high SBP[1]
  - There is a direct relationship between early drop in SBP and worsening renal function in acute heart failure[2]



In-Hospital Mortality Rates by Admission Systolic Blood Pressure Deciles (n = 48,567)
In-Hospital Mortality, %
0
1
2
3
4
5
6
7
8
9
10
11
50-104
105-114
115-123
124-131
132-139
140-147
148-156
157-168
169-188
189-300
Admission Systolic Blood Pressure Deciles, mm Hg (N=48567)

Gheorghiade, M. et al. JAMA 2006;296:2217-2226.



Early drop in systolic blood pressure and worsening renal function in Acute Heart Failure: renal results of Pre-RELAX-AHF Study
Probability of WRF
0.0
0.2
0.4
0.6
0.8
1.0
-100
-80
-60
-40
-20
0
20
40
60
Change in SBP (mmHg)

Voors, A. et al. European Journal of Heart Failure 2011; 13;961-967

WINDTREE THERAPEUTICS

1) ADHERE Registry, n=48,567; JAMA 2006
2) European Journal of Heart Failure; Voors, PRE-RELAX AHF Study; 2011; 13

Istaroxime Phase 2a (HORIZON-HF) Study

- Multicenter, double blind, placebo-controlled, doses 6-hour infusion of istaroxime 0.5, 1.0, 1.5 ug/kg/min, conducted in the EU
- Hospitalized with AHF, with criteria including:
  - LVEF ≤ 35%
  - SBP 90-150 mmHg
- N=120 (30/group)
- Significant improvement in PCWP, SBP, heart rate was lower. Istaroxime was generally well tolerated with no unexpected adverse events

Primary Endpoint:

PCWP Significant Improvements



mmHg
Placebo
Istar 0.5, p = 0.003
Istar 1.0, p = 0.014
Istar 1.5, p < 0.001
time (hours)

Dose-dependent Increase in SBP



Placebo
Istar 0.5, p = 0.08
Istar 1.0, p = 0.005
Istar 1.5, p < 0.001
mmHg
time (hours)

WINDTREE THERAPEUTICS

Istaroxime Phase 2b Adverse Events

Event	Pooled placebo (n=39)	Istaroxime 0.5 mg/Kg/min (n=41)	Istaroxime 1.0 mg/Kg/min (n=40)
All adverse events	23 (59.0%)	31 (75.6%)	33 (82.5%)
Adverse events leading to discontinuation	1 (2.6%)	-	4 (10.0%)
Serious adverse events	2 (5.1%)	2 (4.9%)	6 (15.0%)
Cardiac death	-	-	1 (2.5%)
Cardiogenic shock	-	-	1 (2.5%)*
Cardiac failure	1 (2.6%)	2 (4.9%)	3 (7.5%)
Renal embolism	-	-	1 (2.5%)
Transient ischemic attack	1 (2.6%)	-	-
Hyperventilation	1 (2.6%)	-	-
Hypotension	1 (2.6%)	-	-
Adverse Drug Reactions†	10 (25.6%)	23 (56.1%)	25 (62.5%)
Cardiovascular††	**9 (23.1%)**	**4 (9.8%)**	**7 (17.5%)**
Gastrointestinal‡	2 (5.1%)	4 (9.8%)	14 (35.0%)
Infusion site pain/inflammation	-	20 (48.8%)	13 (32.5%)

Note: data shown as n° patients (%) - patients can have more than one event during the 30-day follow up period
* Same patient who then died, and 1 additional death occurred at Day 31 (cardiac death) outside the 30 day window
† Adverse Drug Reactions are AEs related to study drug
††Most common - arrhythmia, atrial fibrillation, cardiac failure, ventricular tachycardia
‡ Most common - abdominal pain, nausea, vomiting, diarrhoea

WINDTREE THERAPEUTICS

KL4 Surfactant Significantly Reduced Mortality in a Pre-Clinical H5N1 Study

H5N1 Study – With and Without Anti-Viral Agent

- Ferrets Infected with highly pathogenic avian (H5N1) influenza
- Results in significant viral and inflammation related lung damage that is substantially ameliorated by KL4 surfactant treatment



Daily dosing
H5N1
AVD
KL4
WFI
Percent Survival (%)
100
80
60
40
20
0
0
2
4
6
8
10
12
14
Days of Study



KL4
WFI
AVD
Day 5 (100X)
Scattered
Histiocytes
Day 5 (100X)
Necrotizing
inflammation
Day 5 (100X)
Interstitial edema/
inflammation
Day 14 (100X)
Normal bronchiole
and alveoli
Day 14 (100X)
Persisting inflammation
Neutrophils in alveoli
Day 14 (100X)
Persisting histiocytes
and inflammation

KL4 = aerosolize KL4 surfactant, WFI = aerosolized water (control), AVD = aerosolized KL4 surfactant + antiviral

Evidence of KL4 Surfactant Potential Utility in COVID-19

Demonstrated Utility Across Various Respiratory Distress

We have been evaluating the applicability of KL4 surfactant for multiple etiologies of lung injury as well as pandemic influenza long before the COVID-19 pandemic

Demonstrated Utility of KL4	
Extensive Studies in Acute Lung Conditions:	▪ 13 studies for intratracheal administration including RDS, BPD, acute hypoxemic respiratory failure and adults with ARDS ▪ 2,148 patients enrolled | 1,028 treated ▪ Aerosolized KL4 surfactant studied in 366 subjects enrolled, 223 subjects treated
SARS and Subsequent Support for Acute Lung Injury Studies	▪ ~$10M of NIH support for clinical and non-clinical programs including lung protection studies involving viral infections with H1N1 and RDS ▪ CEO testified before congressional committee regarding KL4 for the treatment of SARS
American Thoracic Society Presentation	▪ KL4 surfactant has the potential to be employed to protect the lung and reduce mortality in patients exposed to highly pathogenic influenza as well as against pandemic strains

In May 2018 data from a preclinical animal model of a **highly pathogenic H5N1 viral** pneumonia was presented showing aerosolized KL4 surfactant reduced lung damage and improved overall survival

WINDTREE THERAPEUTICS

Respiratory Distress Syndrome (RDS)

Current Treatment Pathways

Premature infants experience RDS due to underdeveloped lungs lacking endogenous surfactant. Surfactant helps keep lungs open between breaths and proper gas exchange


~40%

Initial treatment options include invasive and noninvasive methods:


~60%

Surfactant therapy + Invasive mechanical ventilation (IMV)

- Animal-derived surfactant
- Delivered via intubation, usually in combination with mechanical ventilation

vs.

nCPAP support until endogenous surfactant production

- Noninvasive nasal delivery of continuous positive airway pressure (nCPAP)
- Supports breathing

TRADE-OFFS

Timely therapy delivery
vs.
Exposure to known significant complications

Avoid exposure to significant complications
vs.
Foregoing surfactant treatment results in notable nCPAP failure rate

Ultimately, more than 50% of RDS infants are intubated and ventilated

WINDTREE THERAPEUTICS

Source: Windtree and third-party market research

Windtree Technology Platform – AEROSURF®

Proprietary Synthetic KL4 Surfactant

Structurally similar to human lung surfactant

Liquid KL4 surfactant (intratracheal instillate) for RDS **approved by the FDA**

Lyophilized KL4 surfactant currently being developed for **AEROSURF**



+

Proprietary Innovative Aerosol Delivery System (ADS)

Utilizing pressure and heated capillary has demonstrated ability to **aerosolize KL4 surfactant**

Controlled, effective and reproducible performance validated in studies





- KL4 surfactant has been shown to improve lung function in premature infants, resulting in decreased nCPAP failures and need for invasive intubation
- KL4 surfactant also has anti-inflammatory and other potentially positive attributes

Transformative Potential of AEROSURF®

	Surfactant Therapy	nCPAP Respiratory Support	The potential for AEROSURF
BENEFITS	Reversing surfactant deficiency has a profound positive impact on respiration Surfactant therapy delivers near-immediate clinical improvement	Avoids exposure to the risks of invasive delivery of surfactant therapy	**The benefits of traditional surfactant therapy without the complications associated with intubation and mechanical ventilation** *Noninvasive administration eliminates or reduces the need to delay surfactant therapy* *Synthetic formulation* ⇩ **Reduced morbidity** **Lower total cost of care**
RISKS	BPD Infection, ventilator-induced pneumonia Bradycardia, hypertension, and hypoxemia Peri-dosing events associated with bolus administration Airway trauma Lung injury Pain, discomfort Long-term impacts including vocal cord damage, asthma, lung damage	Negative impacts of delayed surfactant replacement therapy (SRT) Prolonged RDS until either endogenous surfactant production or transfer to invasive surfactant therapy Significant rate of nCPAP failure leading to delayed surfactant therapy via intubation and mechanical ventilation	

Business Development Focus

We are actively engaged in discussions with multiple companies with a proactive focus as follows:

Short-term	Cardiovascular Partner – China Pure SERCA2a Pharma Partner – Global AEROSURF® / KL4 Licensing ex-Asia
Mid-term (Data & EOP2)	Heart Failure Portfolio Partner – Global Rosta Out-License - Global
Long-term (Strategy)	Portfolio Optimization and Expansion Retained US Co-Promo Rights